UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2024

SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street
Suite 105
Building 23
Waltham,	MA	02453
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On November 12, 2024, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing positive interim Phase 1 data from its first-in-human trial of SPY001, an investigational novel, extended half-life monoclonal antibody targeting α4β7, Phase 2 trial plans and updated portfolio guidance for maintenance dosing. The Company will host a conference call and webcast today, Tuesday, November 12, 2024 at 8:00 a.m., Eastern Time, to discuss the SPY001 Phase 1 interim results.
A copy of the press release and data presentation that will be referenced during the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On November 12, 2024, the Company announced positive interim Phase 1 data from its first-in-human trial of SPY001. SPY001 was well-tolerated. Pharmacokinetic (“PK”) data observations included a half-life of >90 days and pharmacodynamic (“PD”) data observations included complete target engagement at all time points available.
The Company believes that that these PK and PD results support potential for optimized Phase 2 dosing including (i) increased induction exposures with the potential to improve or accelerate efficacy compared to other anti-α4β7 treatments and (ii) maintenance dosing on a potential Q3M and Q6M frequency via a single subcutaneous injection. Across single doses of up to 1000 mg and multiple doses of up to 600 mg, SPY001 was well-tolerated with no serious adverse events reported and all adverse events being mild in severity. Based on these data, and subject to regulatory feedback, the Company plans to initiate a Phase 2 platform trial in mid-2025 that is expected to ultimately include SPY001, SPY002 (TL1A), SPY003 (IL-23) and combinations thereof.
Key SPY001 Phase 1 Interim Findings
The SPY001 Phase 1 trial is a first-in-human, randomized, double-blind, placebo-controlled trial designed to evaluate safety and PK of SPY001 in healthy volunteers. To date, the trial has enrolled 56 healthy adult participants into five single-ascending dose (“SAD”) and two multiple-ascending dose (“MAD”) cohorts. Doses of SPY001 evaluated in the trial included single doses of 100 mg SC, 300 mg SC, 600 mg SC, 1,000 mg SC, and 1,000 mg IV and multiple doses of 300 mg SC and 600 mg IV. Findings from the interim SAD and MAD portions of the Phase 1 trial are as follows:
•Safety – well-tolerated across all dose groups
◦Single doses of SPY001 up to 1,000 mg and multiple doses of 600 mg were well tolerated with a favorable safety profile consistent with existing third-party data of the anti-α4β7 class
◦The most common (i.e., occurring in more than one subject) treatment-emergent adverse events (“TEAEs”) were headache and nasopharyngitis
◦There were no Grade 2 or above TEAEs or serious adverse events (“SAEs”). No adverse events led to trial discontinuation

•PK – observed meaningfully differentiated profile relative to vedolizumab
◦Half-life estimate was >90 days in the 300mg SC cohort and >100 days in the 600mg SC cohort, ~4-fold greater than vedolizumab’s 25-day human half-life
▪SPY001 half-life supports potential for maintenance dosing via a single subcutaneous injection on a Q3M and Q6M basis using a high-concentration, citrate-free formulation
◦Dose-proportionality and limited intrasubject variability observed across key parameters (e.g., Cmax, AUC) support planned Phase 2 induction dosing to evaluate exposures of SPY001 in 4th quartile of vedolizumab’s exposures to potentially achieve greater clinical remission rates and/or more rapid clinical effect
◦No apparent impact of anti-drug antibodies observed on pharmacokinetic exposures
•PD – observed complete saturation of α4β7 receptor occupancy to latest time point available
◦Single 300 mg dose of SPY001 observed to saturate α4β7 receptor occupancy up to Day 57 (longest follow-up available with pharmacodynamic data)
◦Exploratory immunophenotyping in progress, expected to be shared at upcoming academic conferences
Spyre expects to share data from additional cohorts and longer follow-up from existing cohorts at future medical meetings.
Platform Phase 2 trial in Ulcerative Colitis
Pending regulatory feedback, Spyre plans to advance SPY001 into a double-blind, randomized, placebo-controlled, Phase 2 platform trial with a master protocol in patients with moderately-to-severely active ulcerative colitis. The platform trial is designed to efficiently evaluate each of Spyre’s monotherapy and combination therapies against a common placebo control. The trial is also intended to evaluate the contribution of each monotherapy component to the safety and efficacy of Spyre’s combination therapies.

This Phase 2 ulcerative colitis trial is expected to initiate in mid-2025 with SPY001 and placebo arms, with SPY002, SPY003, and combination arms to be added following clinical data, nonclinical data, and regulatory feedback. The trial is expected to enroll approximately 500 subjects across treatment arms and consist of a 12-week, placebo-controlled induction period followed by a 38-week maintenance period.
Portfolio Maintenance Dosing Updates
Given the PK results of SPY001, the Company expects maintenance dosing across the portfolio to be Q3M-Q6M for monotherapies and combinations.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K, other than statements of historical fact are forward-looking statements. These forward-looking statements include statements regarding the Company’s business strategy, including the Company’s ability to develop best-in-class therapeutics for IBD that meaningfully improve both efficacy and convenience compared to today’s standard of care, the SPY001 phase 1 trial final data readout, the efficacy, safety and tolerability of SPY001 and its other product candidates, the planned induction and maintenance dosing regimen for SPY001 and its other product candidates, the potential for increased or accelerated efficacy, the therapeutic benefits of its product candidates as monotherapies or in combinations and their extended half-life, the expected design and timing of the platform Phase 2 trial, and that the human PK data is not based on head-to-head clinical trials and differences exist between trial design and patient populations which could confound the results. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “predict,” “target,” “intend,” “could,” “would,” “should,” “project,” “plan,” “expect,” the negatives of these terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance, final clinical trial data readouts and clinically trial designs, including the planned Phase 2 trial to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited, to the final SPY001 Phase I trial data readouts not being consistent with or being different than the interim Phase I SPY001 results reported in this Current Report on Form 8-K; regulatory feedback including potential disagreement by regulatory authorities with the Company’s interpretation of data and the Company’s planned clinical trials for its product candidates, including the Company’s planned Phase 2 clinical trial design; and those uncertainties and factors described under the heading “Risk Factors” and “Note about Forward-Looking Statements” in Spyre’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Spyre from time to time. Should one or more of these risks or uncertainties materialize, or should any of Spyre’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Spyre does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Spyre.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release Regarding Data, dated November 12, 2024.
99.2	Spyre Therapeutics, Inc. Data Presentation, dated November 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	November 12, 2024	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer